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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MARVELL TECHNOLOGY GROUP LTD.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MARVELL TECHNOLOGY GROUP LTD.
Canon's Court
22 Victoria Street
Hamilton HM 12
Bermuda

April 29, 2005

Dear Shareholder:

        You are cordially invited to attend the 2005 Annual General Meeting of Shareholders of Marvell Technology Group Ltd., a Bermuda corporation, scheduled to be held at the Westin Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054, on Friday, June 10, 2005 at 3:30 p.m. local time.

        As described in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement, shareholders will be asked to vote on the election of one Class 2 director for the Company and to re-appoint PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to act as auditors for the Company's 2006 fiscal year and to authorize the Audit Committee to fix the independent registered public accounting firm's remuneration. Directors and executive officers of the Company will be present at the Annual General Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

        Your vote is very important, regardless of the number of shares you own. I urge you to vote your shares as soon as possible. Whether or not you plan to attend the Annual General Meeting in person, I urge you to sign, date and promptly return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual General Meeting and vote in person even if you have previously returned your proxy card.

        We have also enclosed a copy of our 2005 Annual Report on SEC Form 10-K.

        On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your continued support of the Company.

Sincerely yours,

DR. SEHAT SUTARDJA Chairman of the Board, President and Chief Executive Officer

MARVELL TECHNOLOGY GROUP LTD.
Canon's Court
22 Victoria Street
Hamilton HM 12
Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held on June 10, 2005

        The 2005 Annual General Meeting of Shareholders of Marvell Technology Group Ltd., a Bermuda corporation, will be held at the Westin Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054, on Friday, June 10, 2005 at 3:30 p.m. local time, subject to adjournment or postponement by the Board of Directors, for the following purposes:

        1.     To elect one director who will constitute Class 2 of the Company's Board of Directors, to hold office for a three-year term and until his successor is duly elected and qualified;

        2.     To re-appoint PricewaterhouseCoopers LLP as the independent registered public accounting firm to act as auditors of the Company for the Company's 2006 fiscal year ending January 28, 2006 and to authorize the Audit Committee to fix the independent registered public accounting firm's remuneration for the Company's fiscal year ending January 28, 2006; and

        3.     To transact such other business as may properly come before the Annual General Meeting or any or all adjournments or postponements thereof.

        The Company will also lay before the meeting the financial statements of the Company for the fiscal year ended January 29, 2005 pursuant to the provisions of the Bermuda Companies Act of 1981 and the Company's Bye-Laws.

        Only holders of record of common stock of the Company on April 15, 2005, will be entitled to notice of, and to vote at, the Annual General Meeting and any adjournment or postponement thereof.

        In order to constitute a quorum for the conduct of business at the Annual General Meeting, it is necessary that holders of a majority of all outstanding shares of common stock be present in person or be represented by proxy. Your attention is directed to the accompanying proxy statement. To assure your representation at the Annual General Meeting, please date, sign and mail the enclosed proxy, for which a return envelope is provided. Execution of a proxy will not in any way affect your right to attend the Annual General Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised.

By order of the Board of Directors,

WEILI DAI Secretary

Sunnyvale, California
April 29, 2005

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
 If you have any questions, or have any difficulty voting your shares, please contact Matthew Gloss, Esq., Vice President of Business Affairs and General Counsel of Marvell Semiconductor, Inc., at (408) 222-2500.

TABLE OF CONTENTS

Page
Notice of Annual General Meeting of Shareholders
PROXY STATEMENT	1
PROPOSAL NO. 1 ELECTION OF DIRECTOR	3
PROPOSAL NO. 2 RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO ACT AS AUDITORS FOR THE COMPANY AND AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX THEIR REMUNERATION	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD	12
EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	15
MANAGEMENT	16
EXECUTIVE COMPENSATION	16
OPTION GRANTS IN LAST FISCAL YEAR	17
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES	18
JOINT REPORT OF THE EXECUTIVE COMPENSATION AND STOCK OPTION COMMITTEES	19
REPORT OF THE AUDIT COMMITTEE	22
INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
STOCK PRICE PERFORMANCE GRAPH	24
RELATED PARTY TRANSACTIONS	25
SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL GENERAL MEETING	25
OTHER MATTERS	26
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	26
ANNUAL REPORT ON FORM 10-K	27

i

MARVELL TECHNOLOGY GROUP LTD.
Canon's Court
22 Victoria Street
Hamilton HM 12
Bermuda

PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
June 10, 2005

INTRODUCTION

        This proxy statement is furnished in connection with the solicitation by the Board of Directors of Marvell Technology Group Ltd., a Bermuda corporation ("Marvell" or the "Company"), of proxies for use at the 2005 Annual General Meeting of Shareholders of the Company scheduled to be held at the Westin Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054, on Friday, June 10, 2005 at 3:30 p.m. local time, and at any and all postponements and adjournments thereof.

INFORMATION REGARDING VOTING AT THE ANNUAL GENERAL MEETING

General

        At the Annual General Meeting, the shareholders of the Company are being asked to consider and to vote upon (1) the election of one director who will constitute Class 2 of the Board of Directors nominated by the independent members of the Company's Board of Directors to serve until the Annual General Meeting of Shareholders to be held in calendar year 2008 (see "Election of Directors" at page 3 of this proxy statement); and (2) the re-appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to act as auditors for the Company's fiscal year ending January 28, 2006 and authorization of the Audit Committee to fix the registered public accounting firm's remuneration for the Company's fiscal year ending January 28, 2006 (see "Re-appointment of Independent Registered Public Accounting Firm to Act as Auditors for the Company and Authorization of the Audit Committee to Fix Their Remuneration" at page 8 of this proxy statement).

        Your Board of Directors asks you to appoint Dr. Sehat Sutardja, the Company's Chairman, President & Chief Executive Officer and George Hervey, the Company's Vice President and Chief Financial Officer, as your proxy holders to vote your shares at the 2005 Annual General Meeting of Shareholders. You make this appointment by voting the enclosed proxy card using one of the voting methods described below. If appointed by you, your shares represented by properly executed proxies received by the Company will be voted at the Annual General Meeting in the manner specified therein or, if no instructions are marked on the proxy card, FOR the director nominee identified on such card and FOR the re-appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the Company's 2006 fiscal year and the authorization of the Audit Committee to fix their remuneration. Although management does not know of any other matter to be acted upon at the Annual General Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters that may properly come before the Annual General Meeting.

        The approximate date on which this proxy statement and the enclosed proxy card are first being sent to shareholders is April 29, 2005.

Principal Executive Offices

        The mailing address of the principal executive offices of the Company is Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda, and our telephone number there is (441) 296-6395.

Record Date and Voting

        The record date for the Annual General Meeting has been set as April 15, 2005. Only shareholders of record on Friday, April 15, 2005, will be entitled to notice of and to vote at the Annual General Meeting. On the record date, 279,415,314 shares of the Company's common stock, par value $0.002 per share (the "Common Stock"), were outstanding. Each share of outstanding common stock is entitled to one vote on each matter to be voted on at the Annual General Meeting. There is no cumulative voting in the election of directors.

        The presence, in person or by proxy, of the holders of at least a majority of the voting power of the stock issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual General Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual General Meeting, the Annual General Meeting may be adjourned in order to permit the further solicitation of proxies.

        Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld. Directors are elected by plurality, and therefore votes that are withheld and broker non-votes will be excluded entirely from this vote and will have no effect. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders other than the election of directors, thus having the effect of a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved and therefore will have no effect on the outcome of such matter, subject to limited exceptions. Any shareholder proposals that properly come before the Annual General Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of common stock present, in person or represented by proxy, at the Annual General Meeting and entitled to vote on the subject matter.

        Shareholders should complete and return the proxy card as soon as possible. To be valid, the proxy card must be completed in accordance with the instructions on it and received at the address set forth below by 5:00 p.m., local time, on June 9, 2005:

Marvell Technology Group Ltd.
c/o Wachovia Bank
Attn: Proxy Tabulation NC-1153
P.O. Box 217950
Charlotte, NC 28254-3555
U.S.A.

        No postage is required if the proxy is mailed in the enclosed envelope within the United States to the United States address set forth above.

Revocation of Proxies

        Execution of a proxy will not in any way affect a shareholder's right to attend the Annual General Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised. A proxy may be revoked by either:

  •
  delivering to the Secretary of the Company, prior to the commencement of the Annual General Meeting, either a written notice of revocation or a duly executed proxy bearing a later date at the address set forth above; or

  •
  voting in person at the Annual General Meeting.

Solicitation

        The Company is making this solicitation, and the cost of preparing, assembling and mailing the Notice of Annual General Meeting of Shareholders, this Proxy Statement and the enclosed proxy card will be paid by the Company. Following the mailing of this proxy statement, directors, officers and other employees of the Company may solicit proxies by mail, telephone, e-mail or in person. These persons will receive no additional compensation for these services. The Company has retained Georgeson Shareholder to assist the Company in the solicitation of proxies. Georgeson Shareholder will receive a fee of $10,000 for such services plus out-of-pocket expenses, which fees and expenses will be paid by the Company. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

IMPORTANT

        Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the Annual General Meeting.

PRESENTATION OF FINANCIAL STATEMENTS

        In accordance with Section 84 of the Companies Act 1981 of Bermuda and Bye-Law 73 of the Company, the Company's audited consolidated financial statements for the fiscal year ended January 29, 2005 will be presented at the Annual General Meeting. These statements have been approved by the Company's directors. There is no requirement under Bermuda law that these statements be approved by shareholders, and no such approval will be sought at the meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTOR

        The Company's Amended and Restated Bye-Laws provide for two or more directors, and the number of directors is currently fixed at nine directors. The number of directors currently appointed to the Board of Directors is seven. There are currently two vacancies on the Board of Directors. The Company's Board of Directors is divided into three classes with two classes having three members and one class having one member. One class of the Board of Directors is elected each year. Each class serves staggered three-year terms, which means that only one class of directors is elected at each Annual General Meeting of Shareholders, with the other classes continuing for the remainder of their respective terms. At the Annual General Meeting, shareholders of the Company will be asked to vote on the election of one director as the Class 2 director. All directors elected at the Annual General Meeting will serve three-year terms or until their successors have been duly elected and qualified. Directors may only be removed for cause by a special resolution of the Company.

Nominees for Election

        Set forth below is the name of the person nominated by the independent members of the Company's Board of Directors for election as the Class 2 director at the Annual General Meeting. The information set forth below as to the nominee has been furnished by the nominee.

Name	Age	Class of Director	Term Expires	Background
Kuo Wei (Herbert) Chang(1)(2)	43	2	2005
				A director since November 1996. Since April 1996, Mr. Chang has been President of InveStar Capital, Inc., a technology venture capital management firm based in Taiwan. Since January 2004, Mr. Chang has served as the Chairman and Chief Executive Officer of MagnetoX, a consumer electronics company. Since February 1998, Mr. Chang has also been the managing member of Forefront Associates LLC, which is the general partner of Forefront Venture Partners, L.P. From 1994 to 1996, Mr. Chang was Senior Vice President of WK Technology Fund, a venture capital fund. Mr. Chang serves as a director for Oplink Communications, Inc. Mr. Chang holds a Bachelor of Science degree from National Taiwan University and a Master of Business Administration degree from National Chiao-Tung University in Taiwan.

(1)
Member of the Executive Compensation Committee.
(2)
Member of the Audit Committee.

        The Company has been advised by the nominee named above that he is willing to be named as such herein and is willing to serve as a director if elected. However, if the nominee should be unable to serve as a director, the enclosed proxy may be voted for a substitute nominee selected by the independent members of the Board of Directors.

Board Recommendation and Required Vote

        The Board of Directors recommends that you vote FOR the nominee for director identified above. Unless authority to do so is withheld, the proxy holders named in each proxy will vote the shares represented thereby FOR the election of the nominee for director named above. Assuming the presence of a quorum, the nominee will be elected by a plurality of the votes of the shares present and entitled to vote at the Annual General Meeting. Because directors are elected by plurality, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

Other Directors

        The following table sets forth information with respect to the other directors of the Company. The information as to each director has been furnished by the director.

Name of Director	Age	Class of Director	Term Expires	Background
Dr. John M. Cioffi, Ph.D.(1)(2)	48	1	2007
				A director since March 2000. Dr. Cioffi has been a professor of Electrical Engineering at Stanford University since 1986. In 1991, he founded Amati Communications Corporation, which designs and manufactures modems for Asymmetric Digital Subscriber Lines, and served as the Chief Technology Officer and Vice President until the company's acquisition by Texas Instruments, Inc. in 1998. Dr. Cioffi is an IEEE fellow and Member of the U.S. National Academy of Engineering. Dr. Cioffi holds a Bachelor of Science from the University of Illinois and Master of Science and Ph.D. degrees from Stanford University.
Dr. Paul R. Gray, Ph.D.(1)(2)	62	1	2007
				A director since March 2000. Since July 2000, Dr. Gray has served as Executive Vice Chancellor and Provost at the University of California at Berkeley. During his 28-year tenure with the University, Dr. Gray has held numerous administrative posts, including Director of the Electronics Research Laboratory, Vice Chairman of the EECS Department for Computer Resources, Dean of the College of Engineering and Chairman of the Department of Electrical Engineering and Computer Sciences. Dr. Gray holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering from the University of Arizona, Tucson.
Douglas King(2)(3)	62	1	2007
				A director since April 2004. Mr. King is a retired Audit Partner of Ernst & Young LLP. Mr. King began his career at Ernst & Young in Tulsa, Oklahoma in 1970. Mr. King retired as an audit partner of Ernst & Young LLP in September 2002, having been an audit partner for 20 years, as well as managing Ernst & Young's San Francisco office from March 1998 to September 2000. Mr. King is a Certified Public Accountant with a Masters Degree in Business Administration from the University of Arkansas. Mr. King serves as a director of SJW Corp., and is the Chairman of that company's audit committee.

Dr. Sehat Sutardja, Ph.D.(4)	43	3	2006
				Dr. Sehat Sutardja, one of our co-founders, has served as President of Marvell Technology Group Ltd. since its inception and as our Co-Chairman of the Board (until December 2003, when he became Chairman of the Board) and Chief Executive Officer since 1995. In addition, he has served as President, Chief Executive Officer and a director of Marvell Semiconductor, Inc. since its inception. From 1989 until 1995, Dr. Sutardja served as a manager and principal project engineer at 8x8, Inc., a designer and manufacturer of digital communications products. Dr. Sutardja holds Master of Science and Ph.D. degrees in Electrical Engineering and Computer Science from the University of California at Berkeley. Dr. Sutardja is the husband of Weili Dai and the brother of Dr. Pantas Sutardja.
Weili Dai(4)	43	3	2006
				Weili Dai, one of our co-founders, has served as Vice President, Corporate Secretary and a director of Marvell Technology Group Ltd. since its inception in 1995. Since 1999, Ms. Dai has served as Executive Vice President and General Manager of the Communications and Consumer Business Group. In this role, she is responsible for managing all of the Company's communications and consumer product lines. Ms. Dai has also served as Executive Vice President and a Director of Marvell Semiconductor, Inc. since its inception. From 1992 until 1995, Ms. Dai was involved in software development and project management at Canon Research Center America, Inc. Ms. Dai holds a Bachelor of Science degree in Computer Science from the University of California at Berkeley. Ms. Dai is the wife of Dr. Sehat Sutardja.

Dr. Pantas Sutardja, Ph.D.	42	3	2006
Dr. Pantas Sutardja, one of our co-founders, has served as Vice President and a director of Marvell Technology Group, Ltd. since its inception in 1995, and as Vice President of Engineering for Marvell Semiconductor, Inc. from its inception until 1999, when he was appointed Chief Technology Officer. Dr. Pantas Sutardja has also been a director of Marvell Semiconductor, Inc. since its inception. Dr. Pantas Sutardja holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering and Computer Science from the University of California at Berkeley. Dr. Pantas Sutardja is the brother of Dr. Sehat Sutardja.

(1)
Member of the Executive Compensation Committee.
(2)
Member of the Governance Committee.
(3)
Member of the Audit Committee.
(4)
Member of the Stock Option Committee.

        Except as noted above, there are no family relationships among any of our directors and officers.

PROPOSAL NO. 2

RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO ACT AS AUDITORS FOR THE COMPANY AND AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX THEIR REMUNERATION

        In accordance with Section 89 of the Companies Act 1981 of Bermuda, the Company's shareholders have the authority to appoint the Company's independent registered public accounting firm to act as auditors for the Company and to authorize the Audit Committee to fix their remuneration. At the meeting, shareholders will be asked to re-appoint PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to act as auditors for the Company and to authorize the Audit Committee to fix their remuneration for the Company's 2006 fiscal year ending January 28, 2006.

Board Recommendation and Required Vote

        The Board of Directors recommends that you vote FOR the re-appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to act as auditors for the Company and the authorization of the Audit Committee to fix their remuneration for the 2006 fiscal year ending January 28, 2006. The affirmative vote of the holders of Common Stock representing a majority of the voting power of the outstanding common stock, present or represented by proxy and voting at the Annual General Meeting, is required to appoint PricewaterhouseCoopers LLP and authorize the Audit Committee to fix their remuneration. In the event that the shareholders do not appoint an independent registered public accounting firm at the Annual General Meeting, Bermuda law requires that the existing independent registered public accounting firm remain in office until a successor is appointed in accordance with Bermuda law and the Company's Bye-laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of the Common Stock as of April 15, 2005 except as noted otherwise, for:

  •
  each person known by the Company to own beneficially more than 5% of the Company's outstanding shares;

  •
  each director, director nominee and executive officer named in the Summary Compensation Table on page 16 of this proxy statement; and

  •
  all directors and executive officers as a group.

        Unless otherwise indicated, the address of each person owning more than 5% of our outstanding shares is c/o Marvell Semiconductor, Inc., 700 First Avenue, Sunnyvale, CA 94089, Attention: Corporate Treasurer.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner
	Number	Percent**
5% Shareholders
Entities affiliated with AXA Assurances I.A.R.D. Mutuelle (2) 27, rue Drouot 75009 Paris, France	41,742,222	14.9%
FMR Corp. (3) 82 Devonshire Street Boston, MA 02109	40,630,091	14.5%
Prudential Financial, Inc. (4) 751 Broad Street Newark, NJ 07102	16,846,920	6.0%
Directors and Executive Officers
Dr. Sehat Sutardja, Ph.D and Weili Dai (5)	40,983,658	14.7%
Dr. Pantas Sutardja, Ph.D.(6)	21,228,150	7.6%
George Hervey (7)	372,175	*
Kuo Wei (Herbert) Chang (8) 3600 Pruneridge Avenue, Suite 300 Santa Clara, CA 95051	695,548	*
Dr. John M. Cioffi, Ph.D.(9)	428,000	*
Dr. Paul R. Gray, Ph.D.(10)	92,000	*
Douglas King (11)	66,066	*
Executive officers and directors as a group (8 persons)(12)	63,865,597	22.9%

*
Less than one percent.
**
The percentage of beneficial ownership for the following table is based on 279,415,314 shares of common stock outstanding on April 15, 2005.

(1)
Unless otherwise indicated, to the Company's knowledge, all persons listed have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The number of shares beneficially owned by each shareholder is determined in accordance with the rules of the Securities and Exchange Commission and are not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock that the shareholder has sole or shared voting of investment power and any shares of common stock that the shareholder has a right to acquire within 60 days after April 15, 2005 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of common stock. The amounts shown are based on information furnished by the people named.

(2)
Based solely on information reported on a Schedule 13G/Amendment No. 7 filed with the Securities and Exchange Commission on February 14, 2005, by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, as a group (collectively, the "Mutuelles AXA"), AXA and AXA Financial, Inc. Includes 41,742,222 shares beneficially held by each of AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle, 22,591,065 shares for which it possesses sole voting power, 7,134,475 shares for which it possesses shared voting power, 41,627,680 shares for which it possesses sole dispositive power and 114,542 shares for which it possesses shared dispositive power. Includes 40,187,100 shares beneficially held by AXA Financial, Inc., 21,615,456 shares for which it possesses sole voting power, 7,134,475 shares for which it possesses shared voting power, 40,072,558 shares for which it possess sole dispositive power and 114,542 shares for which it possesses shared dispositive power. The principal business address of AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle is 26, rue Drouot, 75009 Paris, France. The principal business address of AXA Courtage Assurance Mutuelle is 26, rue Drouot, 75009 Paris, France. The principal business address of AXA is 25, avenue Matignon, 75008 Paris, France. The principal business address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.

(3)
Based solely on information reported on a Schedule 13G/Amendment No. 3 filed with the Securities and Exchange Commission on February 14, 2005, by FMR Corp. Includes 40,630,091 shares beneficially held by FMR Corp., 2,139,576 shares for which it possesses sole voting power and 40,630,091 shares for which it possesses sole dispositive power.

(4)
Based solely on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 by Prudential Financial, Inc. Includes 16,846,920 shares beneficially held by Prudential Financial, Inc., 1,097,598 shares for which it possesses sole voting and dispositive power and 15,749,322 shares for which it possesses shared voting and dispositive power. Also includes 16,825,949 shares beneficially held by Jennison Associates LLC based solely on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2005 by Jennison Associates LLC Includes 16,825,949 shares beneficially held by Jennison Associates LLC, 15,859,297 shares for which it possesses sole voting power and 16,825,949 shares for which it possesses shared dispositive power. Prudential Financial, Inc. is a parent holding company and direct or indirect parent of Jennison Associates LLC.

(5)
Dr. Sehat Sutardja and Ms. Dai are husband and wife. Consists of 1,362,500 shares subject to stock options held by Dr. Sutardja that are currently exerciseable or will become exerciseable within 60 days after April 15, 2005; 858,333 shares subject to stock options held by Ms. Dai that are currently exerciseable or will become exerciseable within 60 days after April 15, 2005; 28,236,158 shares of which Dr. Sutardja and Ms. Dai share voting and dispositive power; and 10,526,667 shares held by the Sutardja Family Partners of which Dr. Sutardja and Ms. Dai are the general partners.

(6)
Includes 617,500 shares subject to stock options that are currently exerciseable or will become exerciseable within 60 days after April 15, 2005.

(7)
Includes 328,412 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 15, 2005.

(8)
Includes 108,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 15, 2005. Includes 101,592 shares held by InveStar Capital, Inc. Mr. Chang is the President of InveStar Capital, Inc. Mr. Chang disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest, if any.

(9)
Includes 108,000 shares subject to stock options that are current exercisable or will become exercisable within 60 days after April 15, 2005.

(10)
Includes 62,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 15, 2005, as well as 30,000 shares owned by the Gray Family Trust.

(11)
Includes 66,066 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 15, 2005.

(12)
Includes 3,510,811 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 15, 2005.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Composition of the Board of Directors

        The Company's Amended and Restated Bye-Laws provide for two or more directors, and the number of directors is currently fixed at nine directors. The number of directors currently appointed to the Board of Directors is seven. There are currently two vacancies on the Board of Directors. The Company's Board of Directors is divided into three classes with two classes having three members and one class having one member. One class of the Board of Directors is elected each year. Each class serves staggered three-year terms, which means that only one class of directors is elected at each Annual General Meeting of Shareholders, with the other classes continuing for the remainder of their respective terms. At the Annual General Meeting, shareholders of the Company will be asked to vote on the election of one director as a Class 2 director. A director elected at the 2005 Annual General Meeting will serve a three-year term or until his successor has been duly elected and qualified. Directors may only be removed for cause by a special resolution of the Company.

Board of Directors Meetings and Attendance and Compensation

  Meetings of the Board of Directors

        There were seven meetings of the Board of Directors in fiscal 2005. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which such director served, except for Mr. Chang who attended less than 75% of the total number of meetings of the Board of Directors and the Audit Committee.

        The Company's directors are encouraged to attend the Company's Annual General Meeting. The Company does not have a formal policy requiring directors to attend the Annual General Meeting. Five directors attended the 2004 Annual General Meeting.

  Compensation of Directors

        Our non-employee directors each receive $1,000 per quarterly Board meeting attended, $250 per telephonic meeting attended, $5,000 per committee membership for the Audit, Executive Compensation and Governance Committees and $1,000 per committee membership on any special committees. The Chair of the Audit Committee receives an additional cash retainer of $7,500 per year and the Chairs of the other Committees of the Board of Directors receive an additional cash retainer of $2,500 per year. Directors who are also employees of the Company do not receive any cash compensation for their services as directors.

        In addition, under the Company's 1997 Directors' Stock Option Plan, each new non-employee director receives an option to purchase 30,000 shares of common stock upon joining the Board of Directors. The options vest over a period of five years, with 20% vesting on the first anniversary of the grant date, and 1.67% vesting each month thereafter, provided that the non-employee director remains a director of the Company through such period. In addition, under this plan, each incumbent non-employee director is granted an option to purchase an additional 6,000 shares of Common Stock on the date of each annual general meeting of the Company, provided that on such date the director has served on the board for at least six months prior to the date of such annual general meeting. This option commences vesting on the day that is one month after the fourth anniversary of the grant date with 8.3% vesting each month thereafter provided that the non-employee director remains a director of the Company through such period. Douglas King was also granted two different options to purchase shares, in addition to the options granted to him under the 1997 Directors' Stock Option Plan, as part of his remuneration as a director. The first grant for 28,000 shares was granted to Mr. King on April 15, 2004. These options vest over a period of five years, with 20% vesting on the one-year anniversary of the grant date thereof and the remaining 80% vesting in equal monthly installments over the remaining forty-eight months immediately following the one-year anniversary of the grant date. The second grant for 12,000 shares was granted to Mr. King on May 28, 2004. These options commence vesting on the day that is one month after the fourth anniversary of the grant date, with 1,000 shares vesting on such date and each month thereafter. The exercise price per share for each of these option grants is equal to the fair market value on the grant date thereof.

Committees of the Board of Directors and Attendance

        The Company's Board of Directors has a standing Audit Committee, Governance Committee and Executive Compensation Committee. The Board of Directors has determined that each director who serves on these committees is "independent" as that term is defined by the applicable listing standards of the National Association of Securities Dealers, the Nasdaq Stock Market and the Securities and Exchange Commission rules. The Board of Directors has also appointed a Stock Option Committee. The Board of Directors does not have a formal nominating committee. The Board has the independent directors (based on the Nasdaq definition of independence) on the Board make recommendations to the full Board regarding candidates for nomination and the size and composition of the Board. The Board believes that this process effectively serves the functions of a nominating committee, and does not believe there is a need for a separate, formal nominating committee. The directors that participate in the consideration of directors nominees are Kuo Wei (Herbert) Chang, Dr. John M. Cioffi, Ph.D., Dr. Paul Gray, Ph.D. and Douglas King.

        The current membership of each committee is as follows. Chairmanship of each committee is indicated by the asterisk next to a director's name:

Audit Committee	Governance Committee	Executive Compensation Committee	Stock Option Committee
Douglas King*	Dr. Paul Gray, Ph.D.	Dr. John M. Cioffi, Ph.D.*	Dr. Sehat Sutardja, Ph.D.*
Kuo Wei (Herbert) Chang	Douglas King	Kuo Wei (Herbert) Chang	Weili Dai
Dr. Paul Gray, Ph.D.

  Audit Committee

        The Audit Committee's responsibilities are generally to assist the Board in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the Company and its subsidiaries. The Audit Committee also, among other things, oversees the Company's financial reporting process, appoints the Company's independent registered public accounting firm to act as auditors for the Company, monitors and reviews the quality and for activities of the Company's internal audit function and those of its independent registered public accounting firm, takes those actions it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management and monitors the adequacy of the Company's operating and internal controls as reported by management and internal auditors. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter was attached to the 2004 proxy statement filed in connection with the Company's 2004 Annual General Meeting of Shareholders. It is also available on the Company's Investors' Relations Website (www.marvell.com/investors). The Board of Directors has determined that each member of the Audit Committee is an independent director as defined under the rules of The Nasdaq Stock Market. The Audit Committee meets quarterly and at such additional times as are necessary or advisable. The Audit Committee held 12 meetings during fiscal 2005. The Board has determined that Douglas King meets the Securities and Exchange Commission's definition of audit committee financial expert and is independent as that term is used in the Securities Exchange Act of 1934 (the "Exchange Act"). The Company's Audit Committee for fiscal 2005 consisted of the following members: Douglas King, Kuo Wei (Herbert) Chang and Ronald Verdoorn (Mr. Verdoorn chose not to stand for re-election at this Annual General Meeting of Shareholders).

  Governance Committee

        The Governance Committee was formed by the Board of Directors on March 11, 2004. The Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company's Corporate Governance Guidelines. The Governance Committee also supervises the Board's annual review of director independence and each Committee of the Board, as well as leading the Board's annual self-evaluation. The Company's Corporate Governance Guidelines are available on the Company's Investors' Relations Website (www.marvell.com/investors). The Governance Committee held one meeting during fiscal year 2005. The Company's Governance Committee for fiscal 2005 consisted of the following members: Douglas King, Dr. Paul Gray, Ph.D. and Ronald Verdoorn (Mr. Verdoorn chose not to stand for re-election at this Annual General Meeting of Shareholders). The Governance Committee does not currently have a Chairman. The Board of Directors intends to appoint a Chairman of the Governance Committee in connection with the appointment of a new director later in 2005.

  Executive Compensation Committee

        The Executive Compensation Committee has the authority to approve salaries and bonuses and other compensation matters for the Company's executive officers, to approve employee health and benefit plans and to administer the Company's stock option plans for the Company's executive officers. The Executive Compensation Committee held one meeting during fiscal 2005.

  Stock Option Committee

        The Stock Option Committee is authorized to make grants of stock options under the Company's Amended and Restated 1995 Stock Option Plan to employees of the Company and to officers and general managers of each of the Company's subsidiaries. The Stock Option Committee held 11 meetings during fiscal 2005.

Nominations for Election of Directors

        As described above, the independent directors select nominees for election as directors. The candidate for election at this Annual General Meeting was unanimously recommended by such independent directors to the full Board of Directors. Such independent directors will consider proposals for nomination from shareholders that are made in writing to the Secretary, that are timely and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to his or her qualifications. See "Shareholder Proposals For The 2006 Annual General Meeting" on page 25.

  Director Qualifications

        The independent directors of the Board believe that the following specific, minimum qualifications must be met by a nominee for the position of director:

  •
  the ability to work together with other directors, with full and open discussion and debate as an effective, collegial group;

  •
  current knowledge and experience in our business or operations, or contacts in the community in which we do business and in the industries relevant to our business, or substantial business, financial or industry-related experience; and

  •
  the willingness and ability to devote adequate time to our business.

        Other than the foregoing there are no stated minimum criteria for director nominees. We believe, however, that it is appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an "audit committee financial expert" as defined by the Securities and Exchange Commission, and that a majority of the members of the Board meet the definition of "independent director" under the rules of The Nasdaq Stock Market. We also believe it is appropriate for certain key members of management to participate as members of the Board.

        When making their determination whether a nominee is qualified for the position of director, the independent directors may also consider such other factors as they may deem are in the best interests of the Company and its shareholders, such as the following qualities and skills:

  •
  relationships that may affect the independence of the director or conflicts of interest that may affect the director's ability to discharge his or her duties;

  •
  diversity of experience and background, including the need for financial, business, academic, public sector or other expertise on the Board or Board committees; and

  •
  the fit of the individual's skills and experience with those of the other directors and potential directors in comparison to the needs of the Company.

        When evaluating a candidate for nomination, the independent directors do not assign specific weight to any of these factors or believe that all of the criteria necessarily apply to every candidate.

  Identifying and Evaluating Nominees for Director

        The independent directors review annually the appropriate skills and characteristics required of Board members in the context of the current composition of the Board. Candidates considered for nomination to the Board may come from several sources, including current and former directors, professional search firms and shareholder nominations. Nominees for director are evaluated by the independent directors, which may retain the services of a professional search firm to assist them in identifying or evaluating potential nominees.

Shareholder Communications with the Board of Directors

        Our Chairman and Chief Executive Officer is responsible for maintaining effective communications with our shareholders, customers, employees, communities, suppliers, creditors, governments, and corporate partners. It is the policy of the Board that management speaks for the Company. This policy does not preclude independent directors from meeting with shareholders, but management, where appropriate, should be present at such meetings.

        Nonetheless, the Board of Directors has established a process for shareholders to send communications to our directors. If you wish to communicate with the entire Board of Directors or individual Board members, you may send your communication in writing to: Vice President of Business Affairs and General Counsel, Marvell Semiconductor, Inc., 700 First Avenue, MS-509, Sunnyvale, California 94089. You must include your name and address in the written communication and indicate whether you are a shareholder of Marvell. The Vice President of Business Affairs and General Counsel will compile all such communications and will forward them to the appropriate director or directors or committee of the Board based on the subject matter or to the director or directors to whom such communications is addressed.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Executive Compensation Committee for fiscal 2005 consisted of the following members: Kuo Wei (Herbert) Chang, Dr. John M. Cioffi and Dr. Paul Gray. No member of the Executive Compensation Committee is a current or former officer or employee of the Company or its subsidiaries or had any relationship to the Company requiring disclosure herein under the applicable rules of the Securities and Exchange Commission. In addition, to the Company's knowledge, there are no Executive Compensation Committee interlocks between the Company and other entities, involving the Company's executive officers or Board members who serve as executive officers or board members of such other entities.

MANAGEMENT

        Set forth below is certain information regarding the Company's executive officers together with the positions currently held by those persons, as of April 15, 2005. Dr. Sehat Sutardja, Weili Dai and Dr. Pantas Sutardja are the Company's other executive officers. Because they are also directors, information for them is set forth beginning at page 5 of this Proxy Statement.

        George Hervey, 58, joined Marvell in April 2000 as our Vice President of Finance and Chief Financial Officer, and serves in a similar capacity for Marvell Semiconductor, Inc. From March 1997 to April 2000, Mr. Hervey served as Senior Vice President, Chief Financial Officer and Secretary for Galileo Technology Ltd., which Marvell acquired in January 2001. From June 1992 to February 1997, Mr. Hervey was Senior Vice President and Chief Financial Officer of S3 Incorporated, a designer and manufacturer of graphics and video accelerators for personal computers and related peripheral products. Mr. Hervey holds a Bachelor of Science degree in Business Administration from the University of Rhode Island.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows the compensation for services rendered in all capacities to the Company for fiscal 2003, 2004 and 2005 paid or accrued to the Company's Chief Executive Officer and each of its three most highly compensated executive officers other than the Chief Executive Officer whose total salary and bonus for the fiscal year ended January 29, 2005 exceeded $100,000 (the "Named Executive Officers"). The Company did not make any restricted stock awards or long-term incentive plan payments in the fiscal year ended January 29, 2005. All amounts are in United States dollars.

Long Term Compensation Awards
Annual Compensation(1)
Name And Principal Positions	Fiscal Year					Securities Underlying Options (#)	All Other Compensation (2)
		Salary($)		Bonus($)
Dr. Sehat Sutardja, Ph.D. Chairman of the Board, President and Chief Executive Officer	2005 2004 2003	$ $ $	500,000 500,000 500,000	$ $ $	36,000 21,750 13,000	— 1,500,000 200,000	$500 — —
Weili Dai Executive Vice President, Secretary and Director	2005 2004 2003	$ $ $	375,000 375,000 375,000	$	— — 250	— 1,000,000 100,000	$500 — —
Dr. Pantas Sutardja, Ph.D. Chief Technology Officer and Director	2005 2004 2003	$ $ $	300,000 300,000 300,000	$ $ $	30,000 18,000 1,500	— 660,000 100,000	$500 — —
George Hervey Vice President of Finance and Chief Financial Officer	2005 2004 2003	$ $ $	267,805 250,000 221,760		— — —	17,840 120,000 110,000	$500 — —

(1)
The amount of cash compensation does not include the aggregate value of personal benefits or securities, property or other non-cash compensation paid or distributed other than pursuant to a plan that was less than the lesser of $50,000 and 10% of the cash compensation received by such officer, which represents the threshold reporting requirement.

(2)
These amounts consist of the Company's matching contribution to each executive's 401(k) plan account.

OPTION GRANTS IN LAST FISCAL YEAR

        The following tables set forth certain information as of January 29, 2005 and for the fiscal year then ended with respect to stock options granted to and exercised by the Named Executive Officers. The options granted to the named executive officers in fiscal 2005 were granted under the Company's Amended and Restated 1995 Stock Option Plan and have a term of 10 years, subject to earlier termination in certain events related to termination of employment. The options granted to the Named Executive Officers are exercisable as to 25% on the first annual anniversary of the grant date and 1/48th each month over the remaining three years from the date of grant. The percent of the total options set forth below is based on an aggregate of 4,118,816 options granted to employees of the Company and its subsidiaries during fiscal 2005. All options were granted at the then fair market value as determined by the Company's Board of Directors on the date of grant.

        Potential realizable value below represents hypothetical gains that could be achieved for the options if exercised at the end of the option term, assuming that the fair market value of the common stock on the date of grant appreciates at 5% and 10% over the 10-year option term and that the option is exercised and sold on the last day of its option term for the appreciated stock price. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the Company's future common stock price. We used the grant-date price (the closing price on the Nasdaq National Market on the date of grant) in determining the value of the options granted to named executive officers in fiscal year 2005. The calculation includes the difference, if any, between the fair market value on the date of grant and the exercise price for such options. The hypothetical gains shown are net of the option exercise price but do not include deductions for taxes and other expenses payable upon exercise of the option or for sale of the underlying shares of common stock. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's common stock, the officer's continued employment through applicable vesting periods and the date on which the options are exercised.

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in 2005
Name			Exercise Price ($/Sh)	Expiration Date
					5%($)	10%($)
Dr. Sehat Sutardja, Ph.D.	—	—	—	—	—	—
Weili Dai	—	—	—	—	—	—
Dr. Pantas Sutardja, Ph.D.	—	—	—	—	—	—
George Hervey	17,840	0.4%	$22.48	4/16/2014	$252,158	$639,017

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        The following table shows the number of options exercised during fiscal 2005 and the number of unexercised options previously granted to the Named Executive Officers that were exercisable and unexercisable at January 29, 2005.

			Number of Securities Underlying Unexercised Options at January 29, 2005(#)
					Value of Unexercised In-the-Money Options at January 29, 2005($)(2)
Name	Shares Acquired on Exercise (#)(1)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. Sehat Sutardja, Ph.D.	—	—	1,070,833	2,329,167	$17,118,951	$34,611,049
Weili Dai	—	—	670,832	1,529,168	$10,520,289	$22,584,711
Dr. Pantas Sutardja, Ph.D.	—	—	486,666	1,033,334	$7,853,565	$15,405,035
George Hervey	534,000	$11,301,602	308,971	477,669	$7,197,567	$10,060,706

(1)
Based on the closing market price of the purchased shares as quoted on the Nasdaq National Market on the exercise date less the option exercise price paid for those shares.

(2)
Calculated on the basis of the fair market value of the underlying securities at January 28, 2005, the last business day of the Company's fiscal year ($32.73 per share), minus the exercise price.

Employment Contracts and Change-in-Control Arrangements

        The Company does not have any employment agreements with any of its executive officers, nor does the Company have any compensatory plan or arrangement that would result in any payments to any executive officers upon such officer's resignation, retirement or other termination or from a change in control of the Company. Accordingly, any of the Company's executive officers may resign at any time and the employment of any executive officer may be terminated at any time by the Board of Directors.

        The Joint Report of the Executive Compensation and Stock Option Committees, the Report of the Audit Committee and the Stock Price Performance Graph that appear immediately below shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

JOINT REPORT OF THE EXECUTIVE COMPENSATION AND STOCK OPTION COMMITTEES

To: The Board of Directors

        The responsibility of the Executive Compensation Committee is to oversee compensation practices, levels and components for the Company's President and Chief Executive Officer, Executive Vice President, Vice President and Chief Financial Officer and Chief Technology Officer (collectively, the Company's executive officers). The Stock Option Committee administers the Company's option plans and is solely responsible for awarding stock option grants to all of the Company's eligible employees, and also recommends compensation and stock option grants to the Executive Compensation Committee with respect to the Vice President of Finance and Chief Financial Officer. The Executive Compensation Committee met once in fiscal year 2005, and did not adjust the compensation packages for the Company's executive officers during the fiscal year. The Stock Option Committee met eleven times throughout fiscal year 2005 to determine stock option grants for the Company's eligible employees.

Overall Executive Officer and Non-Executive Officer Employee Compensation Philosophy

        The Committees believe that the compensation programs for the Company's executive officers and non-executive officer employees should reflect the Company's performance and the value created for our shareholders by such persons' efforts. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, should reward individual contributions to the Company's success and should reflect comparable market salaries for similar officers and employees of comparable companies within the Company's industry.

        The policy for the Executive Compensation Committee is to provide the Company's executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance, and that are competitive enough to attract and retain highly skilled individuals. Each officer's compensation package may be comprised of one or all of the following three elements: (i) a base salary; (ii) long-term incentives through the award of stock options under the Company's stock option plans; and, (iii) an additional discretionary award in the form of cash, options or both cash and options.

        The Board of Directors and the Committees currently do not endorse employment contracts and, therefore, none of the current executive officers of the Company is a party to an employment contract. Marvell generally intends to qualify executive compensation for deductibility without limitation under section 162(m) of the Internal Revenue Code. Section 162(m) of the Code provides that, for purposes of regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-traded company (other than certain exempt performance-based compensation) is limited to no more than $1.0 million per year. Marvell does not expect that the non-exempt compensation to be paid to any of the Company's executive officers for the last fiscal year as calculated for purposes of section 162(m) will exceed the $1.0 million limit.

Annual Salary and Incentive Compensation Program

        The principal factors that the Committees took into account in establishing compensation packages for the 2005 fiscal year are described below. Either Committee may, however, in its discretion apply entirely different factors, such as different measures of financial performance, or create different compensation elements, in future fiscal years.

        Base Salaries.    The base salary for each of the Company's executive officers was generally established by the Executive Compensation Committee on the basis of the individual's level of responsibility and performance, as well as market information and the salaries paid to executive officers of comparable companies in the Company's industry. The President and Chief Executive Officer is involved in recommending the amount of base salary and stock option awards for the Vice President of Finance and Chief Financial Officer, but the Executive Compensation Committee has final authority for these amounts.

        Stock Option Grants.    In fiscal year 2005, the Company did not offer a long-term cash incentive plan to the Company's executive officers. Stock options are granted to reward the Company's executive officers on a long-term basis and to align the interests of these executive officers with those of its shareholders. Stock options may be granted by the Executive Compensation Committee to the Company's executive officers, and the Stock Option Committee may grant other employees stock options under the Company's Amended and Restated 1995 Stock Option Plan. Because of the direct relationship between the value of an option and the stock price, both the Executive Compensation and Stock Option Committees believe that options motivate the Company's executive officers and employees granted options to manage the Company in a manner that is consistent with shareholder interests. Stock option grants are intended to focus the attention of the recipient on the Company's long-term performance, which the Company believes results in improved shareholder value, and to retain the services of the Company's executive officers and employees in a competitive job market by providing significant long-term earnings potential. To this end, stock options granted by both Committees generally vest and become fully exercisable over a period of years. Initial option grants typically vest as follows: 20% of the total shares underlying the option vest on the first anniversary of the vesting commencement date and 1.67% of the total shares vest on the monthly anniversary of the vesting commencement date thereafter. Options have an exercise price equal to the fair market value of a share of the Company's common stock on the grant date thereof. The principal factors considered by the Executive Compensation Committee in granting stock options to the Company's executive officers are the executive officer's prior performance, prior stock option grants, level of responsibility and other compensation, the executive officer's ability to influence the Company's long-term growth and profitability and comparison with comparable awards granted to similar officers in comparable companies in the Company's industry. Similarly, the principal factors considered by the Stock Option Committee in granting stock options to non-executive officer employees of the Company are the employee's prior performance, prior stock option grants, level of responsibility and other compensation, the employee's ability to influence the Company's long-term growth and profitability, and comparison with comparable awards granted to similar situated employees in comparable companies in the Company's industry.

        For fiscal year 2005, the compensation package of Dr. Sehat Sutardja, Ms. Weili Dai and Dr. Pantas Sutardja each consisted of a base salary only. For fiscal year 2005, the compensation package of Mr. Hervey consisted of: (i) a base salary; and (ii) an award of stock options under the

Company's stock option plans. In addition, Dr. Sehat Sutardja and Dr. Pantas Sutardja received $36,000 and $30,000, respectively, pursuant to the Company's Patent Award Program. All employees of the Company, whether or not they are one of the Company's executive officers, are eligible to receive awards under the Company's Patent Award Program upon: i) the submission to the Company of a bona fide invention disclosure; ii) the filing of a patent application with the U.S. Patent and Trade Mark Office on such invention disclosure; or, iii) the issuance of a U.S. patent from the U.S Patent and Trademark Office on such patent application.

Compensation of the President and CEO

        During fiscal year 2005, the Executive Compensation Committee did not reset the base salary of Dr. Sehat Sutardja from its fiscal year 2004 level of $500,000. Dr. Sutardja's base salary was not reset because the Executive Compensation Committee believes this base salary is at a level that approximates the median of base salary level for the chief executive officers of those companies with which the Company competes for executive talent. In fiscal year 2005, the Executive Compensation Committee did not grant Dr. Sehat Sutardja additional options to purchase shares of the Company's Common Stock.

Conclusion

        It is the opinion of the Committees that each of their respective compensation policies and plans provide the necessary total remuneration program to properly align the interests of the executive officers, the employees and the interests of the Company's shareholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

        Jointly submitted by the Executive Compensation and Stock Option Committees of the Company's Board of Directors:

EXECUTIVE COMPENSATION COMMITTEE

John M. Cioffi, Ph.D.
Kuo Wei (Herbert) Chang
Paul R. Gray, Ph.D.

STOCK OPTION COMMITTEE

Sehat Sutardja, Ph.D.
Weili Dai

April 1, 2005

REPORT OF THE AUDIT COMMITTEE

To: The Board of Directors

        As members of the Audit Committee for the 2005 fiscal year, we assist the Board of Directors in discharging its responsibilities relating to the oversight of the accounting, financial reporting, internal controls, financial practices and audit activities of the Company and its subsidiaries. The Board of Directors has determined that each member of the Audit Committee is an independent director as defined under the rules of The Nasdaq Stock Market. The Board of Directors has determined that Douglas King meets the Securities and Exchange Commission's definition of audit committee financial expert and is independent as that term is used in the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee operates under a charter that was approved by the Board of Directors. A copy of the charter was attached to the 2004 proxy statement filed in connection with the Company's 2004 Annual General Meeting of Shareholders. It is also available on the Company's Investors' Relations Website (www.marvell.com/investors).

        In fulfilling its oversight role, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of the Company. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and conform to generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

        The Audit Committee has met privately with PricewaterhouseCoopers and discussed with PricewaterhouseCoopers the matters required to be discussed by Statements on Auditing Standards No. 61, as amended, Auditing Standards No. 90 (Communication with Audit Committees) and SEC Regulation S-X, Rule 2-07. In addition, PricewaterhouseCoopers has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with PricewaterhouseCoopers their independence from the Company and its management. The Audit Committee also considered PricewaterhouseCoopers' provision of non-audit services to the Company and determined that such provision of such services was compatible with maintaining the independence of PricewaterhouseCoopers.

        Based on the review and discussions referred to above, the Audit Committee recommended, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 29, 2005, for filing with the Securities and Exchange Commission and that PricewaterhouseCoopers be nominated for appointment as the independent registered public accounting firm to act as auditors for the Company for fiscal 2006, subject to the approval thereof by the Company's shareholders at the Company's next Annual General Meeting of Shareholders.

AUDIT COMMITTEE

Douglas King, Chairman
Kuo Wei (Herbert) Chang
Ronald D. Verdoorn

April 6, 2005

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP, independent registered public accountants, have been the independent registered public accounting firm for the financial statements of the Company for each year since the year ended January 31, 1998. Representatives of PricewaterhouseCoopers will be present at the 2005 Annual General Meeting, and they will be given an opportunity to make a statement if they desire to do so and will be available to respond to any appropriate questions from shareholders.

        In addition to retaining PricewaterhouseCoopers to audit the consolidated financial statements for fiscal 2005, the Company and its subsidiaries retained PricewaterhouseCoopers to provide various consulting services in fiscal 2005. The aggregate fees billed for professional services by PricewaterhouseCoopers in fiscal 2005 for these various services were:

Audit Fees

        The aggregate audit fees billed or to be billed by PricewaterhouseCoopers LLP for each of the last two fiscal years for professional services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were approximately $2,808,000 for fiscal 2005 and $923,000 for fiscal 2004.

Audit-Related Fees

        The aggregate fees billed or to be billed by PricewaterhouseCoopers LLP in each of the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements were none in fiscal 2005 and $181,000 for fiscal 2004. The nature of the audit-related services included certain due diligence and accounting advice related to acquisitions.

Tax Fees

        The aggregate fees billed or to be billed by PricewaterhouseCoopers LLP in each of the last two fiscal years for professional services related to tax advice, tax compliance, tax planning and foreign tax matters were $161,000 for fiscal 2005 and $182,000 for fiscal 2004.

All Other Fees

        The aggregate fees billed or to be billed by PricewaterhouseCoopers LLP in each of the last two fiscal years for services and products other than those reported in the categories above were $2,000 for fiscal 2005 and $10,000 for fiscal 2004. The nature of the other services included subscription to an accounting, auditing and reporting library and other miscellaneous services.

Policy on Pre-Approval of Retention of Independent Registered Public Accounting Firm

        The engagement of PricewaterhouseCoopers LLP for non-audit accounting and tax services performed for the Company is limited to those circumstances where these services are considered integral to the audit services that PricewaterhouseCoopers LLP provides or in which there is another compelling rationale for using its services. Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non-audit services for which the Company engages PricewaterhouseCoopers LLP after May 6, 2003 require pre-approval by the Audit Committee.

        As noted in the report of the Audit Committee at page 22 of this proxy statement, the Audit Committee considered the provision by PricewaterhouseCoopers LLP of non-audit services to the Company and determined that the provision of these services was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

STOCK PRICE PERFORMANCE GRAPH

        The graph below compares the cumulative total shareholder return of the Company's common stock with the cumulative total return of the S&P 500 Index and the Philadelphia Semiconductor Index since June 27, 2000, when the Company's common stock was first registered under the Exchange Act, through January 29, 2005. The graph assumes that $100 was invested at the time of the Company's initial public offering on June 27, 2000 in the Company's common stock and each index and that any dividends were reinvested. No cash dividends have been declared on the Company's common stock since the initial public offering. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's common stock.

COMPARISON OF 55 MONTH CUMULATIVE TOTAL RETURN*
AMONG MARVELL TECHNOLOGY GROUP LTD., THE S&P 500 INDEX
AND THE PHILADELPHIA SEMICONDUCTOR INDEX

*
$100 invested on 6/27/00 in stock and SOX index or on 5/31/00 in S&P index-including reinvestment dividends

Copyright @2002, Standard & Poor's. a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdateagroup.com/S&P.htm

TOTAL RETURN ANALYSIS	6/27/00	1/26/01	2/03/02	2/01/03	1/30/04	1/29/05
MARVELL TECHNOLOGY GROUP LTD.	100.00	61.93	71.00	32.27	73.47	115.61
S&P 500	100.00	96.85	81.21	62.52	84.14	89.38
PHILADELPHIA SEMICONDUCTOR	100.00	66.73	71.39	41.11	64.73	54.72

RELATED PARTY TRANSACTIONS

        Since February 1, 2004, there has not been nor is there currently proposed any transaction or series of similar transactions to which Marvell was or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of Marvell's stock or any member of his or her immediate family had or will have a direct or indirect material interest, except as noted below.

        In October 2001, the Company entered into a lease agreement with a privately-held design technology firm for certain computer-aided design software. The Company selected this product after an evaluation of competitive products on the strength of its merits. One of the officers of the design technology firm is the brother of an officer and director of Marvell and is also a shareholder of Marvell. The design technology firm was acquired by Cadence Design Systems in December 2001 and the lease agreement was subsequently amended in 2002. Total principal, interest and maintenance payments over the 3 1/2 year term of the lease agreement will be $20.7 million.

        During fiscal year 2005, the Company incurred approximately $612,000 of business travel and airplane operating expenses from an unrelated third-party entity, ACM Aviation, Inc. (ACM). The airplane provided by ACM to the Company is owned by Estopia Air, LLC (Estopia Air), a Delaware limited liability company, owned and controlled by Dr. Sehat Sutardja, the Company's Chairman, President and Chief Executive Officer, and Weili Dai, the Company's Executive Vice President and director. ACM manages and operates the airplane on behalf of Estopia Air. The approximately $612,000 of expenses was the result of the Company's use of the plane for business travel purposes. The cost of such usage charged to the Company was determined based on market prices.

        In February 2005, the Company, through its subsidiaries Marvell Semiconductor, Inc. and Marvell Asia Pte. Ltd., entered into a development agreement with MagnetoX. This development agreement is on substantially similar terms as other development agreements with other third parties. Herbert Chang, one of the Company's directors, is Chairman of the Board, President and Chief Executive Officer of MagnetoX. Estopia LLC is a shareholder of MagnetoX. Dr. Sehat Sutardja, the Company's Chairman, President and Chief Executive Officer, and Weili Dai, the Company's Executive Vice President and director, through their ownership and control of Estopia LLC, are indirect shareholders of MagnetoX. The amount proposed to be paid by MagnetoX for fiscal 2006 under the development agreement is approximately $1.0 million.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL GENERAL MEETING

        Under United States federal securities laws, any proposal of an eligible shareholder of the Company that such shareholder wishes to have considered for inclusion in the Company's proxy solicitation materials relating to the Company's 2006 Annual General Meeting of Shareholders must be received by the Company at its principal executive offices no later than December 29, 2005. Under United States federal securities laws, a shareholder is eligible to present proposals to the Board of Directors if he or she is the record or beneficial owner of at least one percent or $2,000 in market value of securities entitled to be voted at the 2006 Annual General Meeting and has held such securities for at least one year, and he or she continues to own such securities through the date on which the meeting is held.

        Although information received after such date will not be included in proxy materials sent to shareholders, a shareholder proposal for the nomination of directors may still be presented at the Annual General Meeting if such proposal complies with the Company's Bye-Laws then in effect. In accordance with Bye-law 34 of the Company's Amended and Restated Bye-Laws currently in effect, shareholder nominations for election of directors may be voted on at an Annual General Meeting only if such nominations are made pursuant to written notice timely given to the Corporate Secretary accompanied by certain information. To be timely, a shareholder's written notice must be received at the principal executive offices of the Company not earlier than the 90th day prior to anniversary of the prior year's Annual General Meeting nor later than the 60th day prior to such anniversary. Under Bye-Laws 12(5)(b) and 34 of the Company's Second Amended and Restated Bye-laws, to be timely the shareholder's written notice must be received by the Company not less than 60 nor more than 180 days prior to the date set for annual meeting (or if no such date is set, the date that is not less than 60 nor more than 180 days prior to the anniversary of the previous year's annual meeting). The notice must contain the name and business background of any person being nominated by such shareholder as a director and all material information on any proposal, statement or resolution to be put to the meeting and details of the shareholder submitting the proposal, statement or resolution, as well as other information that may be specified by the Board of Directors. The Board of Directors will review proposals from eligible shareholders which it receives by that date and will determine whether any such proposal has been received in accordance with the Company's Bye-Laws then in effect and whether any such proposal will be acted upon at the Annual General Meeting.

        All shareholder proposals should be sent to the Secretary at the Company's principal executive offices located at Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda.

        In addition, Section 79 of the Companies Act 1981 of Bermuda provides that shareholders representing either: (i) 5% of the total voting power of the shares of common stock eligible to vote at a general meeting of the Company or (ii) not less than one hundred shareholders may propose any resolution which may be properly be moved at the next Annual General Meeting of the Company or circulate a statement with respect to any matter referred to in a proposed resolution at the next Annual General Meeting of the Company. To be timely, the proposal requiring notice of a resolution must be deposited at the registered office of the Company at least six weeks before the Annual General Meeting. Notice of a statement referred to in a proposed resolution must be deposited at the registered office of the Company not less than one week prior to the Annual General Meeting. In each case, the shareholders proposing the requisition must deposit with the Company funds sufficient to meet the Company's expenses incurred to give effect to the shareholder proposal.

OTHER MATTERS

        At the time of preparation of this proxy statement, the Board of Directors of the Company was not aware of any other matters to be brought before the Annual General Meeting. No eligible shareholder had submitted notice of any proposal before the printing and mailing of this proxy statement. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and requirements of the National Association of Securities Dealers, officers and directors of the Company and persons who beneficially own more than 10% of the common stock of the Company are required to file with the SEC and the NASD and furnish to the Company reports of ownership and change in ownership with respect to all equity securities of the Company.

        Based solely on its review of the copies of such reports received by it during or with respect to the fiscal year ended January 29, 2005, and written representations from such reporting persons, the Company believes that its officers, directors and 10% shareholders in fiscal 2005 complied with all Section 16(a) filing requirements applicable to such individuals with the exception of the following late filings: (a) Mr. Kuo Wei (Herbert) Chang was late filing his Form 4 with respect to one transaction, which was subsequently reported on a Form 4; (b) Dr. John Cioffi was late filing his Form 4 with respect to one transaction, which was subsequently reported on a Form 4; (c) Ms. Weili Dai was late filing her Form 4 with respect to one transaction, which was subsequently reported on a Form 4; (d) Dr. Paul Gray was late filing his Form 4 with respect to one transaction, which was subsequently reported on a Form 4; (e) Mr. George Hervey was late filing his Form 4 with respect to two transactions, which were subsequently reported on a Form 4; (f) Mr. Douglas King was late filing his Form 4 with respect to one transaction, which was subsequently reported on a Form 4; (g) Dr. Pantas Sutardja was late filing his Form 4 with respect to two transactions, which were subsequently reported on a Form 4; (h) Dr. Sehat Sutardja was late filing his Form 4 with respect to one transaction, which was subsequently reported on a Form 4; and (i) Mr. Ronald Verdoorn was late filing his Form 4 with respect to one transaction, which was subsequently reported on a Form 4.

ANNUAL REPORT ON FORM 10-K

        Along with this proxy statement, the Company has provided each shareholder entitled to vote, a copy of its Annual Report on Form 10-K for the year ended January 29, 2005 without the exhibits thereto. The Company will provide, without charge, a copy of its 2005 Form 10-K, or a copy of the exhibits to its 2005 Form 10-K, upon the written or oral request of any shareholder or beneficial owner of common stock. Requests should be directed to the following address:

Matthew Gloss, Esq.
Vice President of Business Affairs and General Counsel
Marvell Semiconductor, Inc.
700 First Avenue, MS-509
Sunnyvale, California 94089
Telephone: (408) 222-2500

By order of the board of directors,

WEILI DAI Secretary

Sunnyvale, California
April 29, 2005

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
 If you have any questions, or have any difficulty voting your shares, please contact Matthew Gloss, Esq., Vice President of Business Affairs and General Counsel of Marvell Semiconductor, Inc., at (408) 222-2500.

The Annual General Meeting of Shareholders of

Marvell Technology Group Ltd.

will be held at the
Westin Hotel,
Santa Clara Convention Center,
5101 Great America Parkway,
Santa Clara, California 95054
on
Friday, June 10, 2005
at 3:30 P.M., Local Time

The Annual General Meeting of Shareholders
of
Marvell Technology Group Ltd.
will be held at:

Westin Hotel
Santa Clara Convention Center
5101 Great America Parkway
Santa Clara, California 95054
Friday, June 10, 2005
3:30 p.m., Local Time

In order for your shares to be voted by the Proxies, your proxy card must be received by 5:00 p.m., local time, on June 9, 2005 at the address set forth on the reverse hereof. Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be represented and voted. Please complete, sign, date and return this proxy card. Returning this proxy card does NOT deprive you of your right to attend the Annual General Meeting and to vote your shares in person.

\/ FOLD AND DETACH HERE \/

Marvell Technology Group Ltd.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR THE ANNUAL GENERAL MEETING ON JUNE 10, 2005

The undersigned, a shareholder of MARVELL TECHNOLOGY GROUP LTD., a Bermuda corporation (the "Company"), acknowledges receipt of a copy of the Company's Notice of Annual General Meeting of Shareholders and the accompanying Proxy Statement and the Company's Annual Report on Form 10-K for the year ended January 29, 2005; and, revoking any proxy previously given, hereby constitutes and appoints Sehat Sutardja and George Hervey, and each of them, his, her or its true and lawful agents and Proxies with full power of substitution in each, to vote the shares of common stock of the Company standing in the name of the undersigned at the Company's Annual General Meeting of Shareholders to be held on Friday, June 10, 2005 at 3:30 p.m., local time, and at any adjournment or postponement thereof, and instructs said Proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have the authority to vote FOR the election of the nominee for director and FOR proposal 2, and in accordance with the discretion of the Proxies, on any other matters as may properly come before the Annual General Meeting.

Please complete, sign, date and return the proxy card promptly using the enclosed envelope.

YOUR VOTE IS VERY IMPORTANT.

SEE REVERSE SIDE

MARVELL TECHNOLOGY GROUP LTD.
PROXY VOTING INSTRUCTION CARD

Dear Marvell Shareholder:

        Your vote is important. Please consider the proposals discussed in the enclosed Proxy Statement of Marvell Technology Group Ltd. (the Company) and cast your vote by:

  •
  Completing, dating, signing and mailing the proxy card in the enclosed addressed postage-paid envelope; or

  •
  Sending the proxy card, if the envelope is missing, to:
  Marvell Technology Group Ltd.
  c/o Wachovia Bank
  Attn: Proxy Tabulation NC-1153
  P.O. Box 217950
  Charlotte, NC 28254-3555

If you receive more than one set of proxy materials from the Company, please act promptly on each set of materials you receive because each set represents separate blocks of shares. If you return multiple cards, you may use the same return envelope. Please indicate if you plan to attend the Annual General Meeting by checking the box provided. If you wish to revoke your proxy, you may do so at any time before your proxy is voted at the Annual General Meeting. You can do this in one of three ways:

  (1)
  you can send the Secretary of the Company a written notice stating that you want to revoke your proxy;

  (2)
  you can complete and submit a new proxy card; or

  (3)
  you can attend the Annual General Meeting and vote in person.

You must submit your notice of revocation or a new proxy card to the Company at the address set forth above. Your notice of revocation or new proxy card must be received by 5:00 p.m. local time on June 9, 2005 or at the Annual General Meeting.

--FOLD AND DETACH HERE--

☒ Please mark your votes as in this example.

Unless otherwise specified, this proxy will be voted FOR the nominee for director and FOR the proposal listed below.

1.	Election of one director	Nominee: 1. Kuo Wei (Herbert) Chang	2. To re-appoint PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to act as auditors for the Company and to authorize the Audit Committee to fix their remuneration for the 2006 fiscal year ending January 28, 2006.
	FOR the Nominee listed	WITHHOLD authority to vote for the nominee	☐ FOR	☐ AGAINST	☐ ABSTAIN
	☐	☐	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

☐ I plan to attend the meeting.

This proxy must be signed exactly as the shareholder name appears hereon. In the case of joint ownership, any owner may sign but the vote of a senior shareholder who tenders a vote, in person or by proxy, will be accepted to the exclusion of the other owners. Seniority is determined by the order in which the name stands in the Register of Shareholders. Executors, administrators, trustees, etc., should give their full title as such. If the shareholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

			SIGNATURE(S)		DATE

QuickLinks

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS To Be Held on June 10, 2005
TABLE OF CONTENTS
INTRODUCTION
INFORMATION REGARDING VOTING AT THE ANNUAL GENERAL MEETING
IMPORTANT
PRESENTATION OF FINANCIAL STATEMENTS
PROPOSAL NO. 1 ELECTION OF DIRECTOR
PROPOSAL NO. 2 RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO ACT AS AUDITORS FOR THE COMPANY AND AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX THEIR REMUNERATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
MANAGEMENT
EXECUTIVE COMPENSATION Summary Compensation Table
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
JOINT REPORT OF THE EXECUTIVE COMPENSATION AND STOCK OPTION COMMITTEES
REPORT OF THE AUDIT COMMITTEE
INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCK PRICE PERFORMANCE GRAPH
COMPARISON OF 55 MONTH CUMULATIVE TOTAL RETURN* AMONG MARVELL TECHNOLOGY GROUP LTD., THE S&P 500 INDEX AND THE PHILADELPHIA SEMICONDUCTOR INDEX
RELATED PARTY TRANSACTIONS
SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL GENERAL MEETING
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT ON FORM 10-K